As filed with the Securities and Exchange Commission on April 10, 2014

Registration No. 333-190543

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 1

to

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Medical Properties Trust, Inc.

MPT Operating Partnership, L.P.

MPT Finance Corporation

(Exact name of registrant issuer as specified in its charter)

See Table of Registrant Guarantors for information regarding additional Registrants

Maryland	6798	20-0191742
Delaware	6798	20-0242069
Delaware	6798	45-1537205
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

1000 Urban Center Drive, Suite 501

Birmingham, Alabama 35242

(205) 969-3755

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Edward K. Aldag, Jr.

Chairman, President, Chief Executive Officer

Medical Properties Trust, Inc.

1000 Urban Center Drive, Suite 501

Birmingham, AL 35242

(205) 969-3755

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Yoel Kranz, Esq.

James P. Barri, Esq.

Goodwin Procter LLP

620 Eighth Avenue

New York, New York 10018

(212) 813-8800

Approximate date of commencement of the proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Medical Properties Trust, Inc.:

Large Accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☐ (Do not check if a small reporting company)	Smaller reporting company	☐

MPT Operating Partnership, L.P.

MPT Finance Corporation

All Other Co-Registrants:

Large Accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☐ (Do not check if a small reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered(1)	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Debt Securities
Guarantees(2)
Total:	(1)	$0(1)

(1)	An indeterminate amount of securities to be offered at indeterminate prices is being registered pursuant to this registration statement. The registrants are deferring payment of the registration fee pursuant to Rule 456(b) and are omitting this information in reliance on Rule 456(b) and Rule 457(r).
(2)	In accordance with Rule 457(n), no separate fee is payable with respect to the Guarantees.

TABLE OF CO-REGISTRANT GUARANTORS

Exact Name of Registrant Guarantor as Specified in its Charter(1)	State of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
Medical Properties Trust, LLC	Delaware	6798	34-1985135

MPT of Victorville, LLC	Delaware	6798	20-2486521

MPT of Bucks County, LLC	Delaware	6798	20-2486602

MPT of Bloomington, LLC	Delaware	6798	20-2603301

MPT of Covington, LLC	Delaware	6798	20-2953603

MPT of Denham Springs, LLC	Delaware	6798	20-2953661

MPT of Redding, LLC	Delaware	6798	20-3072918

MPT of Chino, LLC	Delaware	6798	20-3363654

MPT of Dallas LTACH, LLC	Delaware	6798	20-4805632

MPT of Portland, LLC	Delaware	6798	20-5337217

MPT of Victoria, LLC	Delaware	6798	20-5714694

MPT of Luling, LLC	Delaware	6798	20-5714787

MPT of West Anaheim, LLC	Delaware	6798	20-5714896

MPT of La Palma, LLC	Delaware	6798	20-5714958

MPT of Paradise Valley, LLC	Delaware	6798	20-8798603

MPT of Southern California, LLC	Delaware	6798	20-8963938

MPT of Twelve Oaks, LLC	Delaware	6798	26-0559922

MPT of Shasta, LLC	Delaware	6798	26-0559841

MPT of Bossier City, LLC	Delaware	6798	26-2520505

MPT of West Valley City, LLC	Delaware	6798	26-2512723

MPT of Idaho Falls, LLC	Delaware	6798	26-2518223

MPT of Poplar Bluff, LLC	Delaware	6798	26-2518397

MPT of Bennettsville, LLC	Delaware	6798	26-2518359

MPT of Detroit, LLC	Delaware	6798	26-2496457

MPT of Bristol, LLC	Delaware	6798	26-2394024

MPT of Newington, LLC	Delaware	6798	26-2394093

MPT of Enfield, LLC	Delaware	6798	26-2394158

MPT of Petersburg, LLC	Delaware	6798	26-2518270

MPT of Garden Grove Hospital, LLC	Delaware	6798	26-3002663

MPT of Garden Grove MOB, LLC	Delaware	6798	26-3002759

MPT of San Dimas Hospital, LLC	Delaware	6798	26-3002414

MPT of San Dimas MOB, LLC	Delaware	6798	26-3002527

MPT of Cheraw, LLC	Delaware	6798	26-2518316

Exact Name of Registrant Guarantor as Specified in its Charter(1)	State of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
MPT of Ft. Lauderdale, LLC	Delaware	6798	26-2399919

MPT of Providence, LLC	Delaware	6798	26-2825405

MPT of Springfield, LLC	Delaware	6798	26-2825629

MPT of Warwick, LLC	Delaware	6798	26-2825704

MPT of Mountain View, LLC	Delaware	6798	45-3419885

MPT of Richardson, LLC	Delaware	6798	27-2553353

MPT of Round Rock, LLC	Delaware	6798	27-2553469

MPT of Shenandoah, LLC	Delaware	6798	27-2553198

MPT of Hillsboro, LLC	Delaware	6798	27-3001181

MPT of Florence, LLC	Delaware	6798	27-3737512

MPT of Clear Lake, LLC	Delaware	6798	27-4433434

MPT of Tomball, LLC	Delaware	6798	27-4242856

MPT of Gilbert, LLC	Delaware	6798	27-4433943

MPT of Corinth, LLC	Delaware	6798	27-3857789

MPT of Bayonne, LLC	Delaware	6798	27-4434500

MPT of Alvarado, LLC	Delaware	6798	45-0639984

MPT of Bucks County, L.P.	Delaware	6798	20-2486672

MPT of Dallas LTACH, L.P.	Delaware	6798	20-4805835

MPT of Victoria, L.P.	Delaware	6798	20-5714747

MPT of Luling, L.P.	Delaware	6798	20-5714819

MPT of West Anaheim, L.P.	Delaware	6798	20-5714924

MPT of La Palma, L.P.	Delaware	6798	20-5714994

MPT of Paradise Valley, L.P.	Delaware	6798	20-8798655

MPT of Southern California, L.P.	Delaware	6798	20-8963986

MPT of Twelve Oaks, L.P.	Delaware	6798	26-0560020

MPT of Shasta, L.P.	Delaware	6798	26-0559876

MPT of Garden Grove Hospital, L.P.	Delaware	6798	26-3002710

MPT of Garden Grove MOB, L.P.	Delaware	6798	26-3002799

MPT of San Dimas Hospital, L.P.	Delaware	6798	26-3002474

MPT of San Dimas MOB, L.P.	Delaware	6798	26-3002622

MPT of Richardson, L.P.	Delaware	6798	27-2553826

MPT of Round Rock, L.P.	Delaware	6798	27-2553630

MPT of Shenandoah, L.P.	Delaware	6798	27-2554012

MPT of Hillsboro, L.P.	Delaware	6798	27-3046180

Exact Name of Registrant Guarantor as Specified in its Charter(1)	State of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
MPT of Clear Lake, L.P.	Delaware	6798	27-4433581

MPT of Tomball, L.P.	Delaware	6798	27-4242973

MPT of Corinth, L.P.	Delaware	6798	27-3857881

MPT of Alvarado, L.P.	Delaware	6798	45-0640615

MPT of Desoto, L.P.	Delaware	6798	45-0617227

MPT of Desoto, LLC	Delaware	6798	45-0616535

MPT of Hoboken Hospital, LLC	Delaware	6798	45-1798392

MPT of Hoboken Real Estate, LLC	Delaware	6798	45-1800960

MPT of Hausman, LLC	Delaware	6798	38-3854534

MPT of Overlook Parkway, LLC	Delaware	6798	80-0763884

MPT of New Braunfels, LLC	Delaware	6798	45-3456004

MPT of Westover Hills, LLC	Delaware	6798	90-0770521

MPT of Wichita, LLC	Delaware	6798	26-2405993

Wichita Health Associates Limited Partnership	Delaware	6798	95-4301648

MPT of Billings, LLC	Delaware	6798	90-0799457

MPT of Boise, LLC	Delaware	6798	90-0802635

MPT of Brownsville, LLC	Delaware	6798	37-1690147

MPT of Casper, LLC	Delaware	6798	35-2439288

MPT of Comal County, LLC	Delaware	6798	61-1677267

MPT of Greenwood, LLC	Delaware	6798	80-0789098

MPT of Johnstown, LLC	Delaware	6798	36-4726551

MPT of Laredo, LLC	Delaware	6798	35-2439147

MPT of Las Cruces, LLC	Delaware	6798	90-0801223

MPT of Mesquite, LLC	Delaware	6798	36-4726653

MPT of Post Falls, LLC	Delaware	6798	90-0800039

MPT of Prescott Valley, LLC	Delaware	6798	61-1677424

MPT of Provo, LLC	Delaware	6798	80-0790409

MPT of North Cypress, LLC	Delaware	6798	20-2954044

MPT of North Cypress, L.P.	Delaware	6798	20-2954157

MPT of Lafayette, LLC	Delaware	6798	90-0845294

MPT of Inglewood, LLC	Delaware	6798	61-1693835

MPT of Inglewood, L.P.	Delaware	6798	80-0864506

MPT of Reno, LLC	Delaware	6798	80-0846742

MPT of Roxborough, LLC	Delaware	6798	35-2455283

Exact Name of Registrant Guarantor as Specified in its Charter(1)	State of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
MPT of Roxborough, L.P.	Delaware	6798	46-1005952

MPT of Altoona, LLC	Delaware	6798	35-2453219

MPT of Hammond, LLC	Delaware	6798	90-0903911

MPT of Spartanburg, LLC	Delaware	6798	37-1696856

MPT of Wyandotte County, LLC	Delaware	6798	90-0999918

MPT of Leavenworth, LLC	Delaware	6798	80-0937399

MPT of Corpus Christi, LLC	Delaware	6798	36-4766658

MPT of Brodie FCER, LLC	Delaware	6798	90-1012985

MPT of Little Elm FCER, LLC	Delaware	6798	80-0944767

MPT of Ogden, LLC	Delaware	6798	35-2465661

MPT of Nacogdoches FCER, LLC	Delaware	6798	90-1024424

MPT of Mesa, LLC	Delaware	6798	80-0945205

MPT of Port Arthur, LLC	Delaware	6798	37-1738828

MPT of West Monroe, LLC	Delaware	6798	90-1009773

MPT of Dallas, LLC	Delaware	6798	90-1031773

MPT RHM Holdco S.à r.l.	Luxembourg	6798	98-1133348

MPT RHM Sonnenwende S.à r.l.	Luxembourg	6798	98-1134616

MPT RHM Klaus S.à r.l.	Luxembourg	6798	98-1133874

MPT RHM Vesalius S.à r.l.	Luxembourg	6798	98-1135992

MPT RHM Park S.à r.l.	Luxembourg	6798	98-1133918

MPT RHM Fontana S.à r.l.	Luxembourg	6798	98-1133981

MPT RHM Christiaan S.à r.l.	Luxembourg	6798	98-1134743

MPT RHM Hillersbach S.à r.l.	Luxembourg	6798	98-1134348

MPT of Montclair, LLC	Delaware	6798	61-1730597

MPT of Alvin FCER, LLC	Delaware	6798	80-0958461

MPT of Firestone FCER, LLC	Delaware	6798	90-1032538

MPT of Houston-Eldridge FCER, LLC	Delaware	6798	61-1725873

MPT of Cedar Hill FCER, LLC	Delaware	6798	38-3919990

MPT of Allen FCER, LLC	Delaware	6798	30-0809818

MPT of Frisco FCER, LLC	Delaware	6798	80-0964069

MPT of Broomfield FCER, LLC	Delaware	6798	37-1747993

MPT of Champion Forest FCER, LLC	Delaware	6798	32-0434014

MPT of Thornton FCER, LLC	Delaware	6798	38-3922296

Exact Name of Registrant Guarantor as Specified in its Charter(1)	State of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
MPT of North Gate FCER, LLC	Delaware	6798	38-3922248

MPT of Fountain FCER, LLC	Delaware	6798	32-0433897

MPT of Missouri City FCER, LLC	Delaware	6798	30-0803341

MPT of Pearland FCER, LLC	Delaware	6798	37-1751837

MPT of Los Angeles, L.P.	Delaware	6798	46-3404169

(1)	The address and phone number of each Co-Registrant Guarantor is as follows:

c/o Medical Properties Trust, Inc.

1000 Urban Center Drive, Suite 501

Birmingham, AL 35242

(205) 969-3755

The agent for service of process for each registrant is Edward K. Aldag, Jr., Chairman, President, Chief Executive Officer, Medical Properties Trust, Inc., 1000 Urban Center Drive, Suite 501, Birmingham, AL 35242

Note: The following entities that were originally included in the Registration Statement on Form S-3 filed on August 8, 2013 (Registration No. 333-333-190543) have been dissolved: MPT of Webster, LLC, MPT of Warm Springs, LLC and MPT of Warm Springs, L.P.

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-333-190543) is being filed for the purposes of: (i) adding subsidiaries of MPT Operating Partnership, L.P. to the “Table of Co-Registrants” as co-registrants to the Registration Statement to allow such entities to guarantee debt securities covered by the Registration Statement, (ii) updating certain information in Item 15 of Part II with respect to such additional registrant guarantors and (iii) noting that certain entities that were originally co-registrants under the Registration Statement have been dissolved. No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, the base prospectus is being omitted from this filing.

PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution

The following table sets forth all expenses, other than the underwriting discounts and commissions, payable by the Registrant in connection with the sale of the securities being registered. All the amounts are estimates except for the registration fee.

Securities and Exchange Commission Registration Fee	$	*

Legal Fees and Expenses		**

Accounting Fees and Expenses		**

Printing and Engraving Expenses		**

Trustee Fees		**

Miscellaneous		**

Total	$	**

*	To be deferred pursuant to Rule 456(b) under the Securities Act and calculated in connection with the offering of securities under this registration statement pursuant to Rule 457(r) under the Securities Act.
**	These fees are calculated based on the securities offered and the number of issuances and accordingly cannot be estimated at this time

Item 15.	Indemnification of Directors and Officers

Medical Properties Trust, Inc.

Medical Properties Trust, Inc. maintains a directors and officers liability insurance policy. The company’s charter limits the personal liability of its directors and officers for monetary damages to the fullest extent permitted under current Maryland law, and the charter and bylaws provide that a director or officer shall be indemnified to the fullest extent required or permitted by Maryland law from and against any claim or liability to which such director or officer may become subject by reason of his or her status as a director or officer of the company. Maryland law allows directors and officers to be indemnified against judgments, penalties, fines, settlements, and expenses actually incurred in a proceeding unless the following can be established:

•	the act or omission of the director or officer was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty;

•	the director or officer actually received an improper personal benefit in money, property or services; or

•	with respect to any criminal proceeding, the director or officer had reasonable cause to believe his or her act or omission was unlawful.

The company’s stockholders have no personal liability for indemnification payments or other obligations under any indemnification agreements or arrangements. However, indemnification could reduce the legal remedies available to the company and the company’s stockholders against the indemnified individuals.

This provision for indemnification of the company’s directors and officers does not limit a stockholder’s ability to obtain injunctive relief or other equitable remedies for a violation of a director’s or an officer’s duties to the company or to the company’s stockholders, although these equitable remedies may not be effective in some circumstances.

In addition to any indemnification to which the company’s directors and officers are entitled pursuant to the charter and bylaws and the Maryland General Corporation Law, the charter and bylaws provide that the company may indemnify other employees and agents to the fullest extent permitted under Maryland law, whether they are serving the company or, at the company’s request, any other entity.

The company has entered into indemnification agreements with each of its directors and executive officers, which the company refers to in this context as indemnitees. The indemnification agreements provide that the company will, to the fullest extent permitted by Maryland law, indemnify and defend each indemnitee against all losses and expenses incurred as a result of his current or past service as its director or officer, or incurred by reason of the fact that, while he was the company’s director or officer, he was serving at the company’s request as a director, officer, partner, trustee, employee or agent of a corporation, partnership, joint venture, trust, other enterprise or employee benefit plan. The company has agreed to pay expenses incurred by an indemnitee before the final disposition of a claim provided that he provides the company with a written affirmation that he has met the standard of conduct required for indemnification and a written undertaking to repay the amount the company pays or reimburses if it is ultimately determined that he has not met the standard of conduct required for indemnification. The company is to pay expenses within 20 days of receiving the indemnitee’s written request for such an advance. Indemnitees are entitled to select counsel to defend against indemnifiable claims.

The general effect to investors of any arrangement under which any person who controls the company or any of the company’s directors, officers or agents is insured or indemnified against liability is a potential reduction in distributions to the company’s stockholders resulting from the company’s payment of premiums associated with liability insurance.

Delaware Limited Partnerships

Section 17-108 of the Delaware Revised Uniform Limited Partnership Act empowers a Delaware limited partnership to indemnify and hold harmless any partner or other person from and against all claims and demands whatsoever, subject to such standards and restrictions, if any, as are set forth in its partnership agreement.

The limited partnership agreements of MPT of Bucks County, L.P., MPT of Dallas LTACH, L.P., MPT of Victoria, L.P., MPT of Luling, L.P., MPT of West Anaheim, L.P., MPT of La Palma, L.P., MPT of Paradise Valley, L.P., MPT of Southern California, L.P., MPT of Twelve Oaks, L.P., MPT of Shasta, L.P., MPT of Garden Grove Hospital, L.P., MPT of Garden Grove MOB, L.P., MPT of San Dimas Hospital, L.P., MPT of San Dimas MOB, L.P., MPT of Richardson, L.P., MPT of Round Rock, L.P., MPT of Shenandoah, L.P., MPT of Hillsboro, L.P., MPT of Clear Lake, L.P., MPT of Tomball, L.P., MPT of Corinth, L.P., MPT of Alvarado, L.P., MPT of Desoto, L.P., MPT of North Cypress, L.P., MPT of Inglewood, L.P. and MPT of Roxborough, L.P. provide that the partnership shall indemnify any partner or a director, officer, employee or equity holder of the partnership or the general partner, from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, reasonable legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the limited partnerships as set forth in the limited partnership agreement, in which such indemnitee may be involved, or is threatened to be involved, as a party or otherwise.

The limited partnership agreement of Wichita Health Associates Limited Partnership provides, that the partnership shall indemnify the general partner against any losses, judgments, claims, liabilities (including expenses actually incurred by it, attorneys’ fees and amounts paid in settlement of any claim incurred or sustained by it) in connection with any action, suit or proceeding (other than an action, suit or proceeding by or in the right of a limited partner or the partnership) threatened, pending or completed to which it is a party or threatened to be made a party by reason of the performance of its duties, provided that, with respect to the matter for which indemnification is sought, the general partner acted in a manner that it believed in good faith was in the best interests of the partnership.

The limited partnership agreement of MPT of Los Angeles, L.P. provides that the partnership shall indemnify any partner or a director, officer, employee or equity holder of the partnership, the general partner or an affiliate of the partnership of the general partner, from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including reasonable legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the limited partnerships as set forth in the limited partnership agreement, in which such indemnitee may be involved, or is threatened to be involved, as a party or otherwise.

Delaware Limited Liability Companies

Section 18-108 of the Delaware Limited Liability Company Act provides that a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

The operating agreements of MPT of Alvin FCER, LLC, MPT of Firestone FCER, LLC, MPT of Houston-Eldridge FCER, LLC, MPT of Cedar Hill FCER, LLC, MPT of Allen FCER, LLC, MPT of Frisco FCER, LLC, MPT of Broomfield FCER, LLC, MPT of Champion Forest FCER, LLC, MPT of Thornton FCER, LLC, MPT of North Gate FCER, LLC, MPT of Fountain FCER, LLC, MPT of Missouri City FCER, LLC, MPT of Pearland FCER, LLC, MPT of Brodie FCER, LLC, MPT of Little Elm FCER, LLC, MPT of Ogden, LLC, MPT of Nacogdoches FCER, LLC, MPT of Mesa, LLC, MPT of Port Arthur, LLC, MPT of West Monroe, LLC, MPT of Dallas, LLC, MPT of Montclair, LLC MPT of Richardson, LLC, MPT of Round Rock, LLC, MPT of Shenandoah, LLC, MPT of Hillsboro, LLC, MPT of Florence, LLC, MPT of Clear Lake, LLC, MPT of Tomball, LLC, MPT of Gilbert, LLC, MPT of Corinth, LLC, MPT of Bayonne, LLC, MPT of Alvarado, LLC, MPT of Desoto, LLC, MPT of Hoboken Hospital, LLC, MPT of Hausman, LLC, MPT of Overlook Parkway, LLC, MPT of New Braunfels, LLC, MPT of Westover Hills, LLC, MPT of Billings, LLC, MPT of Boise, LLC, MPT of Brownsville, LLC, MPT of Casper, LLC, MPT of Comal County, LLC, MPT of Greenwood, LLC, MPT of Johnstown, LLC, MPT of Laredo, LLC, MPT of Las Cruces, LLC, MPT of Mesquite, LLC, MPT of Post Falls, LLC, MPT of Prescott Valley, LLC, MPT of Provo, LLC, MPT of Lafayette, LLC, MPT of Inglewood, LLC, MPT of Reno, LLC, MPT of Roxborough, LLC, MPT of Altoona, LLC, MPT of Hammond, LLC, MPT of Spartanburg, LLC, MPT of Wyandotte County, LLC, MPT of Leavenworth, LLC and MPT of Corpus Christi, LLC provide that the limited liability company shall indemnify any member, manager, officer or employee of the limited liability company, or a member, manager, officer or employee of an affiliate of the limited liability company, from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, reasonable legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the limited liability company as set forth in the operating agreement, in which such indemnitee may be involved, or is threatened to be involved, as a party or otherwise.

The operating agreement of MPT of Mountain View, LLC provides that the limited liability company shall indemnify (i) any person made a party to a proceeding by reason of its status as (A) a manager or member, (B) a member, partner or shareholder of any manager or member, or (C) a director, officer or employee of the limited liability company, any manager, any member or any direct or indirect member, partner or shareholder of any manager or member and (ii) such other persons as any manager may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion, from and against any and all losses, claims, damages, liabilities (joint or several), expenses (including, without limitation, attorneys fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings (whether the same be civil, criminal, administrative or investigative) that relate to the operations of the limited liability company in which such person may be involved, or is threatened to be involved, as a party or otherwise, to the fullest extent permitted by the Delaware Limited Liability Company Act.

The operating agreements of MPT Hoboken Real Estate, LLC provides that the limited liability company shall, to the fullest extent permitted by applicable law, indemnify and hold harmless each member, manager, former member and the partners, shareholders, controlling person, officers, directors and employees of each member, manager, former member and manager and their respective successors in interest, from and against any and all loss claims, damages, liabilities, expenses, judgments, fines, settlements, and other amounts including, without limitation, attorneys’ fees and paralegal charges, reasonably and actually incurred by such person in connection with any and all claims, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) in which such person is involved, as a party or otherwise, by reason of this or its management of, or involvement in the business and affairs of the limited liability company, or the rendering of advice or consultation with respect thereto, or otherwise by reason of the fact that such person is or was a member, manger or a partner, shareholder, controlling person, officer, director or employee of a member or manager. Expenses (including, without limitation, attorneys’ fees) incurred by such person in defending an indemnity claim may be paid by the limited liability company in advance of the final disposition of such claim.

The operating agreements of MPT of Victorville, LLC, MPT of Bucks County, LLC, MPT of Bloomington, LLC, MPT of Covington, LLC, MPT of Denham Springs, LLC, MPT of Redding, LLC, MPT of Chino, LLC, MPT of Dallas LTACH, LLC, MPT of Portland, LLC, MPT of Victoria, LLC, MPT of Luling, LLC, MPT of West Anaheim, LLC, MPT of La Palma, LLC, MPT of Paradise Valley, LLC, MPT of Southern California, LLC, MPT of Twelve Oaks, LLC, MPT of Shasta, LLC, MPT of Bossier City, LLC, MPT of West Valley City, LLC, MPT of Idaho Falls, LLC, MPT of Poplar Bluff, LLC, MPT of Bennettsville, LLC, Medical Properties Trust, LLC, MPT of Detroit, LLC, MPT of Bristol, LLC, MPT of Newington, LLC, MPT of Enfield, LLC, MPT of Petersburg, LLC, MPT of Garden Grove Hospital, LLC, MPT of Garden Grove MOB, LLC, MPT of San Dimas Hospital, LLC, MPT of San Dimas MOB, LLC, MPT of Cheraw, LLC, MPT of Ft. Lauderdale, LLC, MPT of Providence, LLC, MPT of Springfield, LLC, MPT of Warwick, LLC, MPT of Wichita, LLC and MPT of North Cypress, LLC do not contain any indemnification provisions.

MPT Finance Corporation

Section 145 of the Delaware General Corporation Law, or the DGCL, provides that a corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of such corporation, and, with respect to any criminal actions and proceedings, had no reasonable cause to believe that his conduct was unlawful. A Delaware corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or contemplated action or suit by or in the right of such corporation, under the same conditions, except that such indemnification is limited to expenses (including attorneys’ fees) actually and reasonably incurred by such person, and except that no indemnification is permitted without judicial approval if such person is adjudged to be liable to such corporation. Where an officer or director of a corporation is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to above, or any claim, issue or matter therein, the corporation must indemnify that person against the expenses (including attorneys’ fees) which such officer or director actually and reasonably incurred in connection therewith.

The certificate of incorporation of MPT Finance Corporation provides that MPT Finance Corporation shall indemnify to the full extent authorized or permitted by law (as now or hereafter in effect) any person made, or threatened to be made a party or witness to any action, suit or proceeding (whether civil or criminal or otherwise) by reason of the fact that he, his testator or intestate, is or was a director or an officer of MPT Finance Corporation or by reason of the fact that such person, at the request of MPT Finance Corporation, is or was serving any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity.

Luxembourg Companies

The articles of association of each of MPT RHM Holdco S.à r.l., MPT RHM Sonnenwende S.à r.l., MPT RHM Klaus S.à r.l., MPT RHM Vesalius S.à r.l., MPT RHM Park S.à r.l., MPT RHM Fontana S.à r.l., MPT RHM Christiaan S.à r.l. and MPT RHM Hillersbach S.à r.l. (collectively, the “LuxCos”) do not contain any provisions in relation to the indemnification of the managers of the applicable LuxCo.

A manager of a LuxCo does not assume, by reason of his position, any personal liability in relation to commitments regularly made by him in the name of such LuxCo. A manager of a LuxCo is an authorized agent only and is therefore merely responsible for the execution of his/her mandate. Each LuxCo is legally obliged to indemnify a manager for any claims, expenses and costs incurred by the manager during the exercise of his or her mandate and to the extent that the manager has acted within the limits of his mandate. Each LuxCo must not, however, indemnify a manager for any claims, expenses and costs arising in relation to the manager’s bad faith, willful misconduct or gross negligence.

Item 16.	Exhibits

The Exhibit Index filed herewith and appearing immediately before the exhibits hereto is incorporated by reference.

Item 17.	Undertakings

The undersigned Registrant hereby undertakes:

1. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(iii) To include any material information with respect to the Underwriting not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (1)(i), (1)(ii) and (1)(iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

2. That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

4. That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

5. That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

6. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

7. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

8. The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of section 310 of the Trust Indenture Act (“Act”) in accordance with the rules and regulations prescribed by the Commission under section 305(b)2 of the Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OPERATING PARTNERSHIP, L.P.

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT FINANCE CORPORATION

By:	/s/ R. Steven Hamner
R. Steven Hamner President, Secretary, General Manager and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Edward K. Aldag, Jr.	Chairman of the Board, President, Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer)	April 10, 2014

* Sherry A. Kellett	Director	April 10, 2014

*By:	/s/ R. Steven Hamner R. Steven Hamner Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Edward K. Aldag, Jr.	Chairman of the Board, President, Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer)	April 10, 2014

* Sherry A. Kellett	Director	April 10, 2014

* G. Steven Dawson	Director	April 10, 2014

* Robert E. Holmes, Ph.D.	Director	April 10, 2014

* William G. McKenzie	Director	April 10, 2014

* L. Glenn Orr, Jr.	Director	April 10, 2014

*By:	/s/ R. Steven Hamner R. Steven Hamner Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MEDICAL PROPERTIES TRUST, LLC

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF VICTORVILLE, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF BUCKS COUNTY, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF BLOOMINGTON, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF COVINGTON, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF DENHAM SPRINGS, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF REDDING, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF CHINO, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF DALLAS LTACH, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF PORTLAND, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF VICTORIA, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF LULING, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF WEST ANAHEIM, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF LA PALMA, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF PARADISE VALLEY, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF SOUTHERN CALIFORNIA, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF TWELVE OAKS, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF SHASTA, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF BOSSIER CITY, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF WEST VALLEY CITY, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF IDAHO FALLS, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF POPLAR BLUFF, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF BENNETTSVILLE, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF DETRIOT, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF BRISTOL, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF NEWINGTON, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF ENFIELD, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF PETERSBURG, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF GARDEN GROVE HOSPITAL, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF GARDEN GROVE MOB, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF SAN DIMAS HOSPITAL, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF SAN DIMAS MOB, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF CHERAW, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF FT. LAUDERDALE, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF PROVIDENCE, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF SPRINGFIELD, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF WARWICK, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF MOUNTAIN VIEW, LLC

BY: MPT OF IDAHO FALLS, LLC, ITS SOLE MEMBER
BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF RICHARDSON, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF ROUND ROCK, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF SHENANDOAH, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF HILLSBORO, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF FLORENCE, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF CLEAR LAKE, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF TOMBALL, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF GILBERT, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF CORINTH, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF BAYONNE, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF ALVARADO, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF BUCKS COUNTY, L.P.

BY: MPT OF BUCKS COUNTY, LLC, ITS GENERAL PARTNER
BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF DALLAS LTACH, L.P.

BY: MPT OF DALLAS LTACH, LLC, ITS GENERAL PARTNER
BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF VICTORIA, L.P.

BY: MPT OF VICTORIA, LLC, ITS GENERAL PARTNER
BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF LULING, L.P.

BY: MPT OF LULING, LLC, ITS GENERAL PARTNER
BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF WEST ANAHEIM, L.P.

BY: MPT OF WEST ANAHEIM, LLC, ITS GENERAL PARTNER
BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF LA PALMA, L.P.

BY: MPT OF LA PALMA, LLC, ITS GENERAL PARTNER
BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF PARADISE VALLEY, L.P.

BY: MPT OF PARADISE VALLEY, LLC, ITS GENERAL PARTNER
BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF SOUTHERN CALIFORNIA, L.P.

BY: MPT OF SOUTHERN CALIFORNIA, LLC, ITS GENERAL PARTNER
BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF TWELVE OAKS, L.P.

BY: MPT OF TWELVE OAKS, LLC, ITS GENERAL PARTNER
BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF SHASTA, L.P.

BY: MPT OF SHASTA, LLC, ITS GENERAL PARTNER
BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF GARDEN GROVE HOSPITAL, L.P.

BY: MPT OF GARDEN GROVE HOSPITAL, LLC, ITS GENERAL PARTNER

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF GARDEN GROVE MOB, L.P.

BY: MPT OF GARDEN GROVE MOB, LLC, ITS GENERAL PARTNER
BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF SAN DIMAS HOSPITAL, L.P.

BY: MPT OF SAN DIMAS HOSPITAL, LLC, ITS GENERAL PARTNER
BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF SAN DIMAS MOB, L.P.

BY: MPT OF SAN DIMAS MOB, LLC, ITS GENERAL PARTNER
BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF RICHARDSON, L.P.

BY: MPT OF RICHARDSON, LLC, ITS GENERAL PARTNER
BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF ROUND ROCK, L.P.

BY: MPT OF ROUND ROCK, LLC, ITS GENERAL PARTNER
BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF SHENANDOAH, L.P.

BY: MPT OF SHENANDOAH, LLC, ITS GENERAL PARTNER
BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF HILLSBORO, L.P.

BY: MPT OF HILLSBORO, LLC, ITS GENERAL PARTNER
BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF CLEAR LAKE, L.P.

BY: MPT OF CLEAR LAKE, LLC, ITS GENERAL PARTNER
BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF TOMBALL, L.P.

BY: MPT OF TOMBALL, LLC, ITS GENERAL PARTNER
BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF CORINTH, L.P.

BY: MPT OF CORINTH, LLC, ITS GENERAL PARTNER
BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF ALVARADO, L.P.

BY: MPT OF ALVARADO, LLC, ITS GENERAL PARTNER
BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF DESOTO, L.P.

BY: MPT OF DESOTO, LLC, ITS GENERAL PARTNER
BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF DESOTO, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF HOBOKEN HOSPITAL, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF HOBOKEN REAL ESTATE, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF HAUSMAN, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF OVERLOOK PARKWAY, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF NEW BRAUNFELS, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF WESTOVER HILLS, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF WICHITA, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

WICHITA HEALTH ASSOCIATES LIMITED PARTNERSHIP

BY: MPT OF WICHITA, LLC, ITS GENERAL PARTNER
BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF BILLINGS, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF BOISE, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF BROWNSVILLE, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF CASPER, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF COMAL COUNTY

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF GREENWOOD, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF JOHNSTOWN, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF LAREDO, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF LAS CRUCES, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF MESQUITE, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF POST FALLS, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF PRESCOTT VALLEY, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF PROVO, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF NORTH CYPRESS, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF NORTH CYPRESS, L.P.

BY: MPT OF NORTH CYPRESS, LLC, ITS GENERAL PARTNER
BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF LAFAYETTE, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF INGLEWOOD, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF INGLEWOOD, L.P.

BY: MPT OF INGLEWOOD, LLC, ITS GENERAL PARTNER
BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF RENO, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF ROXBOROUGH, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF ROXBOROUGH, L.P.

BY: MPT OF ROXBOROUGH, LLC, ITS GENERAL PARTNER
BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF ALTOONA, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF HAMMOND, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF SPARTANBURG, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF WYANDOTTE COUNTY, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF LEAVENWORTH, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF CORPUS CHRISTI, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF BRODIE FCER, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF LITTLE ELM FCER, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF OGDEN, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF NACOGDOCHES FCER, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF MESA, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF PORT ARTHUR, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF WEST MONROE, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF DALLAS, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT RHM HOLDCO S.à r.l.

By:	/s/ Leanne McWilliams
Leanne McWilliams Manager

By:	/s/ James Kevin Hanna
James Kevin Hanna Manager

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Leanne McWilliams Leanne McWilliams	Manager	April 10, 2014

/s/ James Kevin Hanna James Kevin Hanna	Manager	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT RHM SONNENWENDE S.à r.l.

By:	/s/ Leanne McWilliams
Leanne McWilliams Manager

By:	/s/ James Kevin Hanna
James Kevin Hanna Manager

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Leanne McWilliams Leanne McWilliams	Manager	April 10, 2014

/s/ James Kevin Hanna James Kevin Hanna	Manager	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT RHM KLAUS S.à r.l.

By:	/s/ Leanne McWilliams
Leanne McWilliams Manager

By:	/s/ James Kevin Hanna
James Kevin Hanna Manager

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Leanne McWilliams Leanne McWilliams	Manager	April 10, 2014

/s/ James Kevin Hanna James Kevin Hanna	Manager	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT RHM VESALIUS S.à r.l.

By:	/s/ Leanne McWilliams
Leanne McWilliams Manager

By:	/s/ James Kevin Hanna
James Kevin Hanna Manager

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Leanne McWilliams Leanne McWilliams	Manager	April 10, 2014

/s/ James Kevin Hanna James Kevin Hanna	Manager	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT RHM PARK S.à r.l.

By:	/s/ Leanne McWilliams
Leanne McWilliams Manager

By:	/s/ James Kevin Hanna
James Kevin Hanna Manager

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Leanne McWilliams Leanne McWilliams	Manager	April 10, 2014

/s/ James Kevin Hanna James Kevin Hanna	Manager	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT RHM FONTANA S.à r.l.

By:	/s/ Leanne McWilliams
Leanne McWilliams Manager

By:	/s/ James Kevin Hanna
James Kevin Hanna Manager

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Leanne McWilliams Leanne McWilliams	Manager	April 10, 2014

/s/ James Kevin Hanna James Kevin Hanna	Manager	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT RHM CHRISTIAAN S.à r.l.

By:	/s/ Leanne McWilliams
Leanne McWilliams Manager

By:	/s/ James Kevin Hanna
James Kevin Hanna Manager

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Leanne McWilliams Leanne McWilliams	Manager	April 10, 2014

/s/ James Kevin Hanna James Kevin Hanna	Manager	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT RHM HILLERSBACH S.à r.l.

By:	/s/ Leanne McWilliams
Leanne McWilliams Manager

By:	/s/ James Kevin Hanna
James Kevin Hanna Manager

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Leanne McWilliams Leanne McWilliams	Manager	April 10, 2014

/s/ James Kevin Hanna James Kevin Hanna	Manager	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF MONTCLAIR, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF ALVIN FCER, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF FIRESTONE FCER, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF HOUSTON-ELDRIDGE FCER, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF CEDAR HILL FCER, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF ALLEN FCER, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF FRISCO FCER, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF BROOMFIELD FCER, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF CHAMPION FOREST FCER, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF THORNTON FCER, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF NORTH GATE FCER, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF FOUNTAIN FCER, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF MISSOURI CITY FCER, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF PEARLAND FCER, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on April 10, 2014.

MPT OF LOS ANGELES, L.P.

BY: MPT OF LOS ANGELES, LLC ITS GENERAL PARTNER
BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER
BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER
BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	April 10, 2014

EXHIBIT INDEX

Exhibit Number	Exhibit Title

1.1*	Form of Underwriting Agreement

4.1	Indenture, dated as of February 17, 2012, among Medical Properties Trust, Inc., MPT Operating Partnership, L.P., MPT Finance Corporation, the subsidiaries of MPT Operating Partnership, L.P. that are party thereto (the “Subsidiary Guarantors”) and Wilmington Trust, N.A., as Trustee (the “2012 Indenture”) (incorporated by reference to Exhibit 4.1 to Medical Properties Trust, Inc.’s and MPT Operating Partnership, L.P.’s Current Report on Form 8-K filed with the Commission on February 24, 2012)

4.2	Form of Debt Security related to the 2012 Indenture (included in Exhibit 4.1 hereto)

4.3***	First Supplemental Indenture, dated as of April 9, 2012, to the 2012 Indenture, among Medical Properties Trust, Inc., MPT Operating Partnership, L.P., MPT Finance Corporation, the Subsidiary Guarantors party thereto and Wilmington Trust, N.A., as Trustee

4.4***	Second Supplemental Indenture, dated as of June 27, 2012, to the 2012 Indenture, among Medical Properties Trust, Inc., MPT Operating Partnership, L.P., MPT Finance Corporation, the Subsidiary Guarantors party thereto and Wilmington Trust, N.A., as Trustee

4.5***	Third Supplemental Indenture, dated as of July 31, 2012, to the 2012 Indenture, among Medical Properties Trust, Inc., MPT Operating Partnership, L.P., MPT Finance Corporation, the Subsidiary Guarantors party thereto and Wilmington Trust, N.A., as Trustee

4.6***	Fourth Supplemental Indenture, dated as of September 28, 2012, to the 2012 Indenture, among Medical Properties Trust, Inc., MPT Operating Partnership, L.P., MPT Finance Corporation, the Subsidiary Guarantors party thereto and Wilmington Trust, N.A., as Trustee

4.7***	Fifth Supplemental Indenture, dated as of December 28, 2012, to the 2012 Indenture, among Medical Properties Trust, Inc., MPT Operating Partnership, L.P., MPT Finance Corporation, the Subsidiary Guarantors party thereto and Wilmington Trust, N.A., as Trustee

4.8***	Sixth Supplemental Indenture, dated as of June 27, 2013, to the 2012 Indenture, among Medical Properties Trust, Inc., MPT Operating Partnership, L.P., MPT Finance Corporation, the Subsidiary Guarantors party thereto and Wilmington Trust, N.A., as Trustee

4.9***	Seventh Supplemental Indenture, dated as of August 8, 2013, to the 2012 Indenture, among Medical Properties Trust, Inc., MPT Operating Partnership, L.P., MPT Finance Corporation, the Subsidiary Guarantors party thereto and Wilmington Trust, N.A., as Trustee

4.10	Eighth Supplemental Indenture, dated as of August 20, 2013 to the 2012 Indenture, among Medical Properties Trust, Inc., MPT Operating Partnership, L.P., MPT Finance Corporation, the Subsidiary Guarantors party thereto and Wilmington Trust, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Medical Properties Trust, Inc.’s and MPT Operating Partnership, L.P.’s Current Report on Form 8-K filed with the Commission on August 20, 2013)

4.11	Ninth Supplemental Indenture, dated as of October 30, 2013 to the 2012 Indenture, among Medical Properties Trust, Inc., MPT Operating Partnership, L.P., MPT Finance Corporation, the Subsidiary Guarantors party thereto and Wilmington Trust, N.A., as Trustee (incorporated by reference to Exhibit 4.26 to the Annual Report on Form 10-K of Medical Properties Trust, Inc. and MPT Operating Partnership, L.P. filed with the Commission on March 3, 2014)

4.12	Tenth Supplemental Indenture, dated as of December 20, 2013 to the 2012 Indenture, among Medical Properties Trust, Inc., MPT Operating Partnership, L.P., MPT Finance Corporation, the Subsidiary Guarantors party thereto and Wilmington Trust, N.A., as Trustee (incorporated by reference to Exhibit 4.27 to the Annual Report on Form 10-K of Medical Properties Trust, Inc. and MPT Operating Partnership, L.P. filed with the Commission on March 3, 2014)

4.13**	Eleventh Supplemental Indenture, dated as of March 31, 2014 to the 2012 Indenture, among Medical Properties Trust, Inc., MPT Operating Partnership, L.P., MPT Finance Corporation, the Subsidiary Guarantors party thereto and Wilmington Trust, N.A., as Trustee

Exhibit Number	Exhibit Title

4.14	Indenture, dated as of October 10, 2013, Medical Properties Trust, Inc., MPT Operating Partnership, L.P., MPT Finance Corporation, the Subsidiary Guarantors party thereto and Wilmington Trust, N.A., as Trustee (the “2013 Indenture”) (incorporated by reference to Exhibit 4.1 to Medical Properties Trust, Inc’s and MPT Operating Partnership, L.P.’s Current Report on Form 8-K filed with the Commission on October 16, 2013)

4.15	First Supplemental Indenture, dated as of October 10, 2013, to the 2013 Indenture, among Medical Properties Trust, Inc., MPT Operating Partnership, L.P., MPT Finance Corporation, the Subsidiary Guarantors party thereto and Wilmington Trust, N.A., as Trustee (incorporated by reference to Exhibit 4.2 to Medical Properties Trust, Inc.’s and MPT Operating Partnership, L.P.’s Current Report on Form 8-K filed with the Commission on October 16, 2013)

4.16	Form of Debt Security related to the 2013 Indenture (included in Exhibit 4.2 hereto)

4.17	Second Supplemental Indenture, dated as of October 30, 2013 to the 2013 Indenture, among Medical Properties Trust, Inc., MPT Operating Partnership, L.P., MPT Finance Corporation, the Subsidiary Guarantors party thereto and Wilmington Trust, N.A., as Trustee (incorporated by reference to Exhibit 4.30 to the Annual Report on Form 10-K of Medical Properties Trust, Inc. and MPT Operating Partnership, L.P. filed with the Commission on March 3, 2014)

4.18	Third Supplemental Indenture, dated as of December 20, 2013 to the 2013 Indenture, among Medical Properties Trust, Inc., MPT Operating Partnership, L.P., MPT Finance Corporation, the Subsidiary Guarantors party thereto and Wilmington Trust, N.A., as Trustee (incorporated by reference to Exhibit 4.31 to the Annual Report on Form 10-K of Medical Properties Trust, Inc. and MPT Operating Partnership, L.P. filed with the Commission on March 3, 2014)

4.19**	Fourth Supplemental Indenture, dated as of March 31, 2014 to the 2013 Indenture, among Medical Properties Trust, Inc., MPT Operating Partnership, L.P., MPT Finance Corporation, the Subsidiary Guarantors party thereto and Wilmington Trust, N.A., as Trustee

5.1**	Opinion of Goodwin Procter LLP with respect to the legality of the securities being registered

5.2**	Opinion of Arendt & Medernach with respect to the legality of the guarantees being registered by the Luxembourg Subsidiary Guarantors

8.1***	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. with respect to certain tax matters

12.1	Computation of Consolidated Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 to the Annual Report on Form 10-K of Medical Properties Trust, Inc. and MPT Operating Partnership, L.P. filed with the Commission on March 3, 2014)

23.1***	Consent of PricewaterhouseCoopers LLP for Medical Properties Trust, Inc.

23.2***	Consent of PricewaterhouseCoopers LLP for MPT Operating Partnership, L.P.

23.3	Consent of Goodwin Procter LLP (included in the opinion filed as Exhibit 5.1)

23.4	Consent of Arendt & Medernach (included in the opinion filed as Exhibit 5.2)

23.5***	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. (included in the opinion filed as Exhibit 8.1)

24.1***	Power of Attorney (included on the signature pages to this registration statement)

25.1**	Statement of Eligibility on Form T-1 related to the 2012 Indenture

25.2**	Statement of Eligibility on Form T-1 related to the 2013 Indenture

*	To be filed by amendment or as an exhibit to a document to incorporated by reference to this registration statement, including a Current Report on Form 8-K
**	Filed herewith
***	Previously filed as an exhibit to the Registration Statement